TOUCHSTONE STRATEGIC TRUST

Touchstone Mid Cap Growth Fund
(the "Fund")

Supplement dated January 13, 2021 to the current Prospectus for the Fund, as may be amended or supplemented from time to time

Operating Expense Updates

Effective January 1, 2021, Touchstone Advisors, Inc. agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.77% and 0.86% of average daily net assets for Class R6 and Institutional Class shares, respectively. This contractual expense limitation will be effective through January 29, 2022. Prior to January 1, 2021, the Fund’s contractual expense limitations were 0.89% and 0.99% for Class R6 and Institutional Class shares, respectively.

Accordingly, the Annual Fund Operating Expense table and the Expense Example in the summary section of the Prospectus are hereby restated to reflect changes to “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” for Institutional Class and Class R6 shares:

	Institutional Class	Class R6(1)
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.71%	0.71%
Distribution and/or Shareholder Service (12b-1) Fees	None	None
Other Expenses	0.23%	1278.49%
Total Annual Fund Operating Expenses	0.94%	1279.20%
Fee Waiver and/or Expense Reimbursement(2)	(0.08)%	(1278.43)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	0.86%	0.77%
(1) An investor transacting in Class R6 shares, which do not have any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution, may be required to pay a commission to a broker for effecting such transactions on an agency basis. Such commissions are not reflected in the table or in the "Example" below.
(2) Touchstone Advisors, Inc. (the “Advisor” or “Touchstone Advisors”) and Touchstone Strategic Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.77% and 0.86% of average daily net assets for Class R6 and Institutional Class shares, respectively. This contractual expense limitation will be effective through January 29, 2022, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

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Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Class R6
1 Year	$88	$79
3 Years	$292	$66,744
5 Years	$512	$66,744
10 Years	$1,147	$66,744

There are no changes to the current expense limitations for Classes A, C and Y shares of the Fund.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54-TST-S1-2101